Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John E. Bourgoin, certify, to the best of my knowledge, that based upon a review of the Annual Report on Form 10-K of MIPS Technologies, Inc. for the twelve months ended June 30, 2007 (the “Form 10-K”), the Form 10-K fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and that information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of MIPS Technologies, Inc. for the twelve month period covered by the Form 10-K.

Date: September 13, 2007	By:	/s/ JOHN E. BOURGOIN
John E. Bourgoin President and Chief Executive Officer, MIPS Technologies, Inc.

A signed original of this written statement required by Section 906 has been provided by MIPS Technologies and will be retained by it and furnished to the Securities Exchange Commission or its staff upon request.